UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2017 (June 8, 2017)

On Assignment, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-20540	95-4023433
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26745 Malibu Hills Road, Calabasas, California	91301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (818) 878-7900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07  Submission of Matters to a Vote of Security Holders

On June 8, 2017, On Assignment, Inc. (the “Company”) held its 2017 Annual Meeting of Stockholders (the “Annual Meeting”) at the Ritz Carlton Georgetown located at 3100 South Street, N.W., Washington D.C. 20007. A total of 52,811,610 shares of the Company’s common stock were entitled to vote as of April 10, 2017, the record date for the Annual Meeting. There were 48,305,921 shares present in person or by proxy at the Annual Meeting, at which the stockholders were asked to vote on several proposals. Below is a summary of the proposals and corresponding votes.

Proposal 1.  Election of Directors

The first proposal was the election of three members of the Board to serve as directors until the 2020 annual meeting of stockholders or until their successors are duly elected and qualified. Peter T. Dameris, Jonathan S. Holman and Arshad Matin were elected receiving votes as follows:

Nominee	For	Against	Withheld	Broker Non-Votes
Peter T. Dameris	45,278,040	249,041	32,586	2,746,254
Jonathan S. Holman	44,471,143	1,055,285	33,239	2,746,254
Arshad Matin	44,623,008	903,480	33,179	2,746,254

Proposal 2.  Advisory Vote on Executive Compensation

The non-binding advisory vote to approve the Company’s executive compensation for the year ended December 31, 2016 was approved as follows:

For	Against	Abstain	Broker Non-Votes
37,628,248	7,693,040	238,379	2,746,254

Proposal 3.  Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation

A one-year frequency received the most votes for the non-binding advisory vote on the frequency of future advisory votes on executive compensation as follows:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
37,411,972	43,303	8,060,267	44,125	2,746,254

The Company has considered the outcome of this advisory vote and has determined, as was recommended with respect to this proposal by our Board of Directors in the proxy statement for the Annual Meeting, that the Company will hold future say on pay votes on an annual basis until the occurrence of the next advisory vote on the frequency of say on pay votes.

Proposal 4.  Ratification of Appointment of Independent Registered Public Accounting Firm

The appointment of Deloitte & Touche LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2017 was ratified by the Company’s stockholders as follows:

For	Against	Abstain	Broker Non-Votes
47,597,655	672,377	35,889	—

SIGNATURES

According to the requirements of the Securities Exchange Act, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on June 14, 2017.

ON ASSIGNMENT, INC.

/s/	Jennifer Hankes Painter
By:	Jennifer Hankes Painter
Its:	SVP, Chief Legal Officer and Secretary